SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities Exchange Act of 1934

(Amendment No. ___)

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☐	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(D)(2))

☒	Definitive Information Statement

BEDMINSTER NATIONAL CORP.
(Name of Registrant as Specified in Its Charter)

PROXY FOR REINCORPORATION AND AMENDMENT OF CHARTER

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BEDMINSTER NATIONAL CORP.
90 Washington Valley Road
Bedminster, New Jersey 07921

December 26, 2006

Dear Stockholder:

The accompanying Information Statement is being furnished to the holders of Class A and Class B Common Stock, as the shareholders of Bedminster National Corp (the “Company”). The Board of Directors (the “Board”) is not soliciting your proxy and you are requested not to send us a proxy. The purpose of this Information Statement is to notify you of the following actions already approved by written consent of the holders of a majority of the outstanding shares of Class A and Class B common stock and directors, pursuant to Rule 14c-2 of the Securities Exchange Act of 1934:

(1)	To authorize the Company’s Board of Directors to reincorporate the Company from the State of Delaware to the State of Nevada.

(2)	To amend and restate the Articles of Incorporation and Bylaws of the Company.

The enclosed Information Statement is being mailed on or about December 27, 2006 to stockholders of record as of the close of business on October 20, 2006. You are urged to read the enclosed Information Statement in its entirety.

For the Board of Directors of
BEDMINSTER NATIONAL CORP.

By:	/s/ Paul Patrizio
PAUL PATRIZIO
President, CEO, and Chairman

THIS INFORMATION STATEMENT IS BEING PROVIDED TO
YOU BY THE BOARD OF DIRECTORS OF THE COMPANY

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE
REQUESTED NOT TO SEND US A PROXY
INFORMATION STATEMENT

BEDMINSTER NATIONAL CORP.
90 WASHINGTON VALLEY ROAD
BEDMINSTER, NEW JERSEY 07921
(908) 719-8940
________________________

December 26, 2006

GENERAL INFORMATION

This Information Statement has been filed with the Securities and Exchange Commission and is being furnished, pursuant to Section 14C of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to the holders (the "Stockholders") of Class A and Class B common stock, par value $.0001 per share (the "Common Stock"), of Bedminster National Corp., a Nevada Corporation (the "Company"), to notify such Stockholders of the following:

(1)
On or about October 20, 2006, the Company received written consents in lieu of a meeting of Stockholders from the holders of 2,000,000 shares representing approximately 93% of the 2,156,000 shares of the total issued and outstanding shares of Class B common stock of the Company (the “Majority Class B Stockholders”) approving the reincorporation of the Company from the State of Delaware to the State of Nevada.

(2)
On or about October 24, 2006, the Company received written consents in lieu of a meeting of Stockholders from the holders of 5,000,000 Class A shares representing approximately 80% of the 6,218,000 shares of the total issued and outstanding shares of Class A common stock of the Company and from the holders of 2,000,000 shares representing approximately 93% of the 2,156,000 shares of the total issued and outstanding shares of Class B common stock of the Company (collectively, the "Majority Stockholders") approving the amended and restated Articles of Incorporation and Bylaws of the Company.

On October 20, 2006, pursuant to D.G.C.L. §141, the Board of Directors of the Company unanimously approved the above actions, subject to stockholder approval. According to D.G.C.L. §216, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to reincorporate the Company and to amend the Articles of Incorporation and Bylaws. The Majority Class B Stockholders approved the reincorporation of the Company from the State of Delaware to the State of Nevada by written consent in lieu of a meeting on October 20, 2006 in accordance with the Delaware General Corporation Law. The Majority Stockholders approved the amended and restated Articles of Incorporation and Bylaws of the Company by written consent in lieu of a meeting on October 24, 2006 in accordance with Nevada law. Accordingly, your consent is not required and is not being solicited in connection with the approval of the Amendments.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND A PROXY.

The entire cost of furnishing this Information Statement will be borne by the Company. The Company will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the Class A and Class B Common Stock held of record by them. The Board of Directors has fixed the close of business on October 20, 2006, as the record date (the "Record Date") for the determination of stockholders who are entitled to receive this Information Statement.

You are being provided with this Information Statement pursuant to Section 14C of the Exchange Act and Regulation 14C and Schedule 14C thereunder. This Information Statement is being mailed on or about December 26, 2006 to all Stockholders of record as of the Record Date.

OUTSTANDING VOTING SECURITIES

As of the date of the Record Date, October 20, 2006, the Company had 6,218,000 shares of Class A Common Stock, 2,156,000 shares of Class B Common Stock issued and outstanding, and there were no shares of Preferred Stock issued and outstanding. On October 24, 2006, the Class A common stock shareholders approved the amended and restated Articles of Incorporation and Bylaws of the Company; however, generally the Class A shareholders would not be entitled to vote on matters submitted for shareholder approval. Each share of outstanding Class B Common Stock is entitled to one vote on matters submitted for Stockholder approval. Preferred Stockholders are not entitled to vote on matters submitted for Stockholder approval.

On October 24, 2006, the holders of 5,000,000 Class A shares representing approximately 80% of the 6,218,000 shares of the total issued and outstanding shares of Class A common stock of the Company and the holders of 2,000,000 shares representing approximately 93% of the 2,156,000 shares of Class B Common Stock then outstanding executed and delivered to the Company written consents approving the amended and restated Articles of Incorporation and Bylaws of the Company. On October 20, 2006, the holders of 2,156,000 shares of Class B Common Stock then outstanding executed and delivered to the Company written consents approving the reincorporation of the Company from the State of Delaware to the State of Nevada. Since the action has been approved by the Majority Stockholders, no proxies are being solicited with this Information Statement.

The D.G.C.L. provides in substance that unless the Company's articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by the holders of outstanding stock having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

NOTICE TO SHAREHOLDERS OF ACTION APPROVED BY CONSENTING SHAREHOLDERS

The following action was taken based upon the unanimous recommendation of the Company’s Board of Directors (the “Board”) and the written consent of the consenting shareholders:

ACTION 1

REINCORPORATION IN NEVADA

General Information

The following questions and answers are intended to respond to frequently asked questions concerning the reincorporation of Bedminster in Nevada. These questions do not, and are not intended to, address all the questions that may be important to you. You should carefully read the entire information statement, as well as its appendices and the documents incorporated by reference.

Questions and Answers

Q:	Why is Bedminster reincorporating to Nevada?

A:
We believe that reincorporating in Nevada will save Bedminster money because of reduced annual fees and taxes. In addition, reincorporation in Nevada may also help us attract and retain qualified management by reducing the risk of lawsuits against Bedminster and our directors and limiting the personal liability of directors. For a more detailed discussion of why we think we should reincorporate, please turn to “Principal Reasons for Reincorporating in Nevada” on page 6.

Q:	What vote is required to approve the reincorporation?

A:
The reincorporation must be approved by a majority of our outstanding Class B Common Stock as of October 24, 2006. As of that date, there were 2,156,000 shares of Class B stock outstanding and each share is entitled to one vote.

Q:	How will the reincorporation affect the owners, officers, directors and employees of Bedminster?

A:
After the effective date of the reincorporation you will own the same class and the same percentage of the Company that you held prior to the reincorporation. Our officers, directors and employees will become the officers, directors and employees of the reincorporated company after the effective date of the reincorporation. We will continue our business at the same locations and with the same assets.

Q:	Do I need to exchange certificates of Bedminster for certificates?

A:	No. Stockholders will not need to exchange their stock certificates. The current certificates will represent stock in Bedminster after the reincorporation.

Q:	Can I require Bedminster to purchase my stock?

A:
No. Under the General Corporation Law of Delaware, you are not entitled to appraisal rights and purchase of your stock as a result of the reincorporation. For additional information about appraisal rights, please turn to “Appraisal Rights” on page 10.

Q:	Who will pay the costs of reincorporation?

A:
Bedminster will pay all of the costs of reincorporation in Nevada, including distributing this information statement. We may also pay brokerage firms and other custodians for their reasonable expenses for forwarding information materials to the beneficial owners of our common stock. We do not anticipate contracting for other services in connection with the reincorporation.

Reincorporation in Nevada

The reincorporation was accomplished by filing a Certificate of Conversion with the State of Delaware and the State of Nevada, as well as Restated Articles of Incorporation with the State of Nevada. On the effective date of the reincorporation:

•	Our name remained Bedminster National Corp.

•	Our business, assets, liabilities, net worth and headquarters were unchanged.

•	Our directors, officers and employees continue to serve the Company.

•	Our stockholders remain unchanged.

•	Our shares will continue to be quoted on the Over The Counter Bulletin Board under a new trading symbol.

The articles of incorporation and bylaws as amended are attached as Exhibits A and B, respectively. Except for the differences between the laws of the State of Delaware, and the laws of the State of Nevada, your rights as stockholders will not be affected by the reincorporation. For a summary of some of the differences between the laws of Delaware and those of Nevada, please turn to “Significant Differences Between Delaware and Nevada Law as they Effect the Company” on page 7.

Principal Reasons for Reincorporating in Nevada

Our board of directors believes that the best interests of Bedminster and its stockholders will be served by changing our state of incorporation from Delaware to Nevada. The principal reason for the reincorporation is to save us money over the long term. The annual taxes and fees charged by the State of Nevada are significantly less than those charged by the State of Delaware. For the fiscal year ending December 31, 2006, we anticipate we will be required to pay approximately $6,000 to the State of Delaware. If we reincorporate in Nevada, our annual fees will be approximately $125 per year. This differential will become substantially greater if our assets grow.

In addition, reincorporation in Nevada may help us attract and retain qualified management by reducing the risk of lawsuits being filed against the Company and its directors. We believe that, in general, Nevada law provides greater protection to our directors and the Company than Delaware law. The increasing frequency of claims and litigation directed towards directors and officers has greatly expanded the risks facing directors and officers of public companies in exercising their duties. The amount of time and money required to respond to these claims and to defend this type of litigation can be substantial. Delaware law provides that every person becoming a director of a Delaware corporation consents to the personal jurisdiction of the Delaware courts in connection with any action concerning the corporation. Accordingly, a director can be personally sued in Delaware, even though the director has no other contacts with the state. Nevada law has no similar consent provisions and, accordingly, a plaintiff must show the minimum contacts generally required for a state to have jurisdiction over a non-resident director. Also, Nevada law allows a company and its officers and directors, if personally sued, to petition the court to order a plaintiff to post a bond to cover their costs of defense. This motion can be based upon lack of reasonable possibility that the complaint will benefit the Company or a lack of participation by the individual defendant in the conduct alleged.

Reincorporation in Nevada will also limit the personal liability of directors of the Company. Delaware law permits a corporation to adopt provisions limiting or eliminating the liability of a director to a company and its stockholders for monetary damages for breach of fiduciary duty as a director, provided that the liability does not arise from certain proscribed conduct, including breach of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law. The certificate of incorporation of Bedminster excludes director liability to the maximum extent allowed by Delaware law. Nevada law permits, and we have adopted in our articles of incorporation, a broader exclusion of liability of both officers and directors to the Company and its stockholders, providing for an exclusion of all monetary damages for breach of fiduciary duty unless they arise from act or omissions which involve intentional misconduct, fraud, a knowing violation of law. The reincorporation will result in the elimination of any liability of an officer or director for a breach of the duty of loyalty unless arising from intentional misconduct, fraud, or a knowing violation of law.

Operating the Company as a Nevada corporation will not interfere with, or differ substantially from, our present corporate activities. As a Nevada corporation, we will be governed by Nevada corporate law. Our board of directors believes that Nevada law constitutes a comprehensive, flexible legal structure under which to operate. However, because of differences in the laws of these states, your rights as stockholders will change in several material respects as a result of the reincorporation. These matters are discussed in greater detail immediately below.

Significant Differences Between Delaware and Nevada Law as they Effect the Company

Bedminster was incorporated under the laws of the State of Delaware; however, the Company has reincorporated under the laws of the State of Nevada. Your rights as stockholders will be governed by the Title 7, Chapter 78 of the Nevada Revised Statutes (“Nevada law”) and the restated articles of incorporation and bylaws of Bedminster. The reinstated articles of incorporation and bylaws of Bedminster in Nevada are substantially identical to the certificate of incorporation and bylaws filed in Delaware.

The corporate statutes of Nevada and Delaware have various differences, some of which are summarized below. This summary is not intended to be complete, and is qualified by reference to the full text of, and decisions interpreting, Delaware law and Nevada law.

Removal of Directors

Under Delaware law, removal of a director requires the vote of a majority of the outstanding shares entitled to vote for the election of directors. Nevada law provides that directors may be removed by the vote of two-thirds of the voting interests entitled to vote for the election of directors. The reincorporation may make it more difficult for the stockholders of the Company to remove a member of the board of directors because it increases the number of shares that must be voted for removal.

Special Meetings of Stockholders

Delaware law permits the board of directors or any other person authorized in the certificate of incorporation or bylaws to call a special meeting of the stockholders. Nevada law does not address the manner in which special meetings of stockholders may be called but permits corporations to determine the manner in which meetings are called in their bylaws. The bylaws of Bedminster provide that special meetings of the stockholders may be called the president or the board of directors. The restated bylaws of allow the president or secretary to call special meetings if requested by the holders of not less than one tenth of all the shares entitled to vote at the meeting.

Special Meetings Pursuant to Petition of Stockholders

Delaware law provides that a director or a stockholder of a corporation may apply to the Court of Chancery of the State of Delaware if the corporation fails to hold an annual meeting for the election of directors or there is no written consent to elect directors instead of an annual meeting for a period of 30 days after the date designated for the annual meeting or, if there is no date designated, within 13 months after the last annual meeting. Nevada law is more restrictive. Under Nevada law stockholders having not less than 15% of the voting interest may petition the district court to order a meeting for the election of directors if a corporation fails to call a meeting for that purpose within 18 months after the last meeting at which directors were elected. The reincorporation may make it more difficult for our stockholders to require that an annual meeting be held without the consent of the board of directors.

Bylaws

The Company has elected to be governed by provisions of Nevada law which permit the Board of Directors to have exclusive power to adopt, amend or repeal bylaws.

Dividends

Delaware law is more restrictive than Nevada law with respect to when dividends may be paid. Under Delaware law, unless further restricted in the certificate of incorporation, a corporation may declare and pay dividends, out of surplus, or if no surplus exists, out of net profits for the fiscal year in which the dividend is declared and/or the preceding fiscal year (provided that the amount of capital of the corporation is not less than the aggregate amount of the capital represented by the issued and outstanding stock of all classes having a preference upon the distribution of assets). In addition, Delaware law provides that a corporation may redeem or repurchase its shares only if the capital of the corporation is not impaired and the redemption or repurchase would not impair the capital of the corporation. Nevada law provides that no distribution (including dividends on, or redemption or repurchases of, shares of capital stock) may be made if, after giving effect to the distribution, the corporation would not be able to pay its debts as they become due in the usual course of business, or, except as specifically permitted by the articles of incorporation which the Company has adopted, the corporation’s total assets would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred stockholders. The reincorporation makes it possible for us to pay dividends or other distributions that would not be payable under Delaware law.

Subject to the rights and preference of any outstanding preferred stock, dividends on Class A common stock and Class B common stock are payable ratably on shares of our Class A common Stock and Class B common stock out of the funds we have legally available therefore when, as and if declared by the Board.  Under Nevada Law, the Corporation may make a distribution (including dividends on, or redemptions or repurchases of shares of its capital stock) even if, after giving effect to such distribution, the total assets of the Corporation would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred shareholders.

Restrictions on Business Combinations

Both Delaware and Nevada law contain provisions restricting the ability of a corporation to engage in business combinations with an interested stockholder. Under Delaware law, a corporation which is listed on a national securities exchange, included for quotation on the Nasdaq Stock Market or held of record by more than 2,000 stockholders, is not permitted to engage in a business combination with any interested stockholder for a three-year period following the time the stockholder became an interested stockholder, unless: (i) the transaction resulting in a person becoming an interested stockholder, or the business combination, is approved by the board of directors of the corporation before the person becomes an interested stockholder; (ii) the interested stockholder acquires 85% or more of the outstanding voting stock of the corporation in the same transaction that makes it an interested stockholder (excluding shares owned by persons who are both officers and directors of the corporation, and shares held by certain employee stock ownership plans); or (iii) on or after the date the person becomes an interested stockholder, the business combination is approved by the corporation’s board of directors and by the holders of at least two-thirds of the corporation’s outstanding voting stock at an annual or special meeting, excluding shares owned by the interested stockholder. Delaware law defines “interested stockholder” generally as a person who owns 15% or more of the outstanding shares of a corporation’s voting stock.

Nevada law regulates business combinations more stringently. Nevada law defines an interested stockholder as a beneficial owner (directly or indirectly) of 10% or more of the voting power of the outstanding shares of the corporation. In addition, combinations with an interested stockholder remain prohibited for three years after the person became an interested stockholder unless (i) the transaction is approved by the board of directors or the holders of a majority of the outstanding shares not beneficially owned by the interested party, or (ii) the interested stockholder satisfies certain fair value requirements. As in Delaware, a Nevada corporation may opt-out of the statute with appropriate provisions in its articles of incorporation.

Bedminster has expressly elected to be subject to the applicable statutes and the more stringent requirements of Nevada law will apply to mergers and combinations after the effective date of the reincorporation.

Actions by Written Consent of Stockholders

Both Delaware and Nevada law provide that, unless the articles or certificate of incorporation provides otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if the holders of outstanding stock having at least the minimum number of votes that would be necessary to authorize or take the action at a meeting at which all shares entitled to vote consent to the action in writing. Delaware law requires a corporation to give prompt notice of the taking of corporate action without a meeting by less than unanimous written consent to those stockholders who did not consent in writing. Nevada law does not require notice to the stockholders of action taken by less than all of the stockholders.

Federal Income Tax Consequences

We believe that, for federal income tax purposes:

•	No gain or loss will be recognized by Bedminster or our stockholders because of the reincorporation;

•	Each stockholder’s tax basis will remain unchanged; and

•
A stockholder who holds the Bedminster stock as a capital asset prior to reincorporation will include in the holding period for Bedminster stock after reincorporation the period during which the Bedminster stock was held.

We are not offering any opinions as to the state, local or foreign tax consequences of the reincorporation. This brief summary of the federal tax consequences of the reincorporation is for general information only. We urge stockholders to consult their own tax advisor as to these and any other tax consequences of the reincorporation.

Appraisal Rights

The reincorporation was accomplished by filing a Certificate of Conversion with the State of Delaware and the State of Nevada, as well as Restated Articles of Incorporation with the State of Nevada. Under the General Corporation Law of Delaware, you are not entitled to appraisal rights and purchase of your stock as a result of the reincorporation.

Capitalization

Our authorized capital consists of 200,000,000 shares of Class A Common Stock with a par value of $0.0001 per share, 6,218,000 shares of which are outstanding, 3,000,000 shares of Class B Common Stock with a par value of $0.0001 per share, 2,156,000 shares of which are outstanding, and 100,000,000 shares of preferred stock with a par value of $0.0001 per share, none of which are outstanding. As a result of the reincorporation, our outstanding shares will remain unchanged. The reincorporation will not affect our total stockholders’ equity or total capitalization.

ACTION 2

AMENDED AND RESTATED ARTICLES OF INCORPORATION AND BYLAWS

On October 20, 2006, the Board unanimously adopted and approved the Amended and Restated Articles of Incorporation and Bylaws. On October 24, 2006, the Majority Shareholders approved of same. No further consents, votes or proxies are or were necessary to effect the approval of the Amended and Restated Articles of Incorporation and Bylaws.

The amendment was implemented by filing the Amended and Restated Articles of Incorporation with the Secretary of State of the State of Delaware (“Restated Articles”) upon reincorporation from Nevada to Delaware. The Restated Articles were filed on October 26, 2006.

If the proposal had not been adopted by the Majority Stockholders, it would have been necessary for this action to have been considered by the Company’s stockholders at a special or annual stockholders’ meeting convened for at least the purpose of approving the Restated Articles.

Our board of directors and stockholders holding a majority of the voting power of the Company believe that restating the Articles of Incorporation was in the best interests of the Company and our stockholders.   The articles were restated to reflect certain provisions of Nevada corporate law which differ from the D.G.C.L.

The text of the Restated Articles and Bylaws are attached to this Information Statement as Exhibits A and B.

BENEFICIAL OWNERSHIP

Security Ownership of Officers, Directors, Nominees and Certain Stockholders

Class A Common Stock

The following table sets forth the beneficial ownership of Class A Common Stock of Bedminster as of the December 26, 2006, by each person who was known by Bedminster to beneficially own more than 5% of the Class A Common Stock, by each current director and nominee, each executive officer, and by all current directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Approximate Percent of Class

Paul Patrizio	5,000,000	81.89%
90 Washington Valley Road
Bedminster, NJ 07921

All directors and officers	5,000,000	81.89%
as a group (1 persons)
___________________________________
* Represents less than one percent.

(1)	The percent of class is based on 6,106,000 shares of our Class A common stock issued and outstanding as of December 26, 2006. The shares of Class A common stock have no voting rights.

Class B Common Stock

The following table sets forth the beneficial ownership of Class B Common Stock of Bedminster as of the December 26, 2006, by each person who was known by Bedminster to beneficially own more than 5% of the Class A Common Stock, by each current director and nominee, each executive officer, and by all current directors and executive officers as a group:

Name and Address of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned (1)	Approximate Percent of Class

Paul Patrizio	2,000,000	92.76%
90 Washington Valley Road
Bedminster, NJ 07921

All directors and officers	2,000,000	92.76%
as a group (1 persons)
___________________________________
* Represents less than one percent.

(1)	The percent of class is based on 2,156,000 shares of our Class B common stock issued and outstanding as of December 26, 2006.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act as amended and the regulations and rules promulgated thereunder require Bedminster's officers, directors and persons who own more than ten percent of a registered class of Bedminster's equity securities to (i) file reports of ownership and changes in ownership on Forms 3, 4 and 5 with the Securities and Exchange Commission and (ii) furnish copies of these filings to Bedminster.

Based solely on Bedminster's review of the copies of such forms (and amendments) it has received and representations from certain reporting persons that they were not required to file Forms 5 for specified fiscal years, we believe that all officers, directors and persons who own more than ten percent of a registered class of Bedminster’s equity securities complied with all filing requirements applicable to them with respect to transactions during fiscal 2005.

EXECUTIVE COMPENSATION

The table below sets forth for the fiscal years ended December 31, 2005, 2004 and 2003, the compensation of all of Bedminster’s executive officers.

Summary Compensation Table
	Annual Compensation				Long-Term Compensation Award
Name and Principal Position	Year	Salary	Bonus	Other Annual Compensation	Securities Underlying Options	All Other Compensation

Paul Patrizio	2006 (2)	$41,667	$-	$-	-
President	2005 (1)	-	-	-	-	5,000,000 shares of common stock (1)
CEO and		-	-	-	-	-
Chairman of the Board

(1)
On April 22, 2005, Paul Patrizio received 5,000,000 shares of common stock in consideration for $5,000 as founders shares. Based upon the reclassification of our common stock, on September 12, 2005, Mr. Patrizio received one share of Class A common stock and 2/5 shares of Class B common stock for each common share held. Therefore, Mr. Patrizio currently holds a total of 5,000,000 shares of our Class A common stock and 2,000,000 shares of our Class B common stock.

(2)
On May 1, 2006, we entered into an employment agreement with Paul Patrizio, our sole officer and director. The employment agreement has a term of seven years and calls for an annual salary of $250,000. Since May 1, 2006, Paul Patrizio has received a total of $41,667 pursuant to his employment agreement with us.

Stock Option and Stock Appreciation Rights; Grants and Exercises

No stock options or stock appreciation rights were granted to the executive officers in 2005, 2004 or 2003.

Long-Term Incentive Plan Awards Table and Defined Benefit or Actuarial Plan Table

Bedminster does not maintain any long-term incentive plans or defined benefit or actuarial plans.

Employment Agreement

We entered into an employment agreement with Paul Patrizio, our sole officer and director, which became effective on May 1, 2006. The employment agreement has a term of seven years and calls for an annual salary of $250,000. In the event of termination of employment without cause, the agreement provides that we shall pay severance equaling the greater of the balance of the term of the agreement or one year’s salary.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Paul Patrizio, our sole officer, director and founder is deemed to be our promoter. We were formed on April 22, 2005 and 5,000,000 shares of common stock were issued to Paul Patrizio for $5,000 as founders shares. Based upon the reclassification of our common stock, on September 12, 2005, Mr. Patrizio received one share of Class A common stock and 2/5 shares of Class B common stock for each common share held. Therefore, Mr. Patrizio currently holds a total of 5,000,000 shares of our Class A common stock and 2,000,000 shares of our Class B common stock. Other than the share issuance set forth herein there have been no other transactions with our promoters.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and in accordance therewith files reports, proxy statements and other information including annual and quarterly reports on Form 10-K and 10-Q (the “1934 Act Filings”) with the Securities and Exchange Commission (the “Commission”). Reports and other information filed by the Company can be inspected and copied at the public reference facilities maintained at the Commission at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the Commission, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549, at prescribed rates. The Commission maintains a web site on the Internet (http://www.sec.gov) that contains reports, proxy and information statements and other information regarding issuers that file electronically with the Commission through the Electronic Data Gathering, Analysis and Retrieval System (“EDGAR”).

The following documents as filed with the Commission by the Company are incorporated herein by reference:

1.	Quarterly Report on Form 10-QSB for the quarter ended September 30, 2006;

2.	Quarterly Report on Form 10-QSB for the quarter ended June 30, 2006; and

3.	Quarterly Report on Form 10-QSB for the quarter ended March 31, 2006.

All of these documents which are being incorporated by reference into this 14C.

Pursuant to Rule 14c-2 under the Exchange Act, this Information Statement is being mailed to the Stockholders of record as of October 20, 2006.

By Order of the Board of Directors

/s/ Paul Patrizio
Paul Patrizio
President, CEO and Chairman

Dated: December 26, 2006

EXHIBIT A

AMENDED AND RESTATED
ARTICLES OF INCORPORATION OF
BEDMINSTER NATIONAL CORP.

Bedminster National Corp., a corporation organized and existing under the laws of the State of Nevada, (the “Corporation”), pursuant to Nevada Revised Statutes 78.403, does hereby adopt the following as its Articles of Incorporation, replacing in their entirety, the existing Articles of Incorporation.

1. The Articles of Incorporation of the Corporation are hereby amended and restated in their entirety to read as follows:

ARTICLE 1
NAME

The name of the Corporation is Bedminster National Corp.

ARTICLE 2
PURPOSE OF CORPORATION

The nature of the business of the Corporation and the purposes for which it is organized are to engage in any business and in any lawful act or activity for which corporations may be organized under the laws of the State of Nevada and to possess and employ all powers and privileges now or hereafter granted or available under the laws of the State of Nevada to such corporations.

ARTICLE 3
CAPITAL STOCK

(1) Shares, Classes and Series Authorized.
        (a) The total number of shares of all classes of capital stock which the Corporation shall have authority to issue is 303,000,000 shares. The classes and the aggregate number of shares of stock of each class which the Corporation shall have authority to issue are as follows:

(i) 200,000,000 shares of Class A Common Stock, $0.0001 par value (“Class A Common Stock”)

        (ii) 3,000,000 shares of Class B Common Stock, $0.0001 par value (“Class B Common Stock”)

        (iii) 100,000,000 shares of Preferred Stock, $0.0001 par value (“Preferred Stock”).

(b) The number of authorized shares of Class A Common Stock may be increased or decreased (but not below the number of shares thereof then outstanding) from time to time by the affirmative vote of the holders of a majority of the stock of the Corporation entitled to vote.

       (2) Powers and Rights of the Class A Common Stock and the Class B Common Stock.
Except as otherwise expressly provided in these Articles of Incorporation, all issued and outstanding shares of Class A Common Stock and Class B Common Stock shall be identical and shall entitle the holders thereof to the same rights and privileges.

       (a) Voting Rights and Powers. Except as otherwise provided in these Articles of Incorporation or required by law, with respect to all matters upon which stockholders are entitled to vote, the holders of the outstanding shares of Class B Common Stock shall vote together with the holders of any other outstanding shares of capital stock of the Corporation entitled to vote, without regard to class, and every holder of outstanding shares of Class B Common Stock shall be entitled to cast thereon one vote in person or by proxy for each share of Class B Common Stock standing in his name.

Except as otherwise required by law, the holders of outstanding shares of Class A Common Stock shall not be entitled to any votes upon any questions presented to stockholders of the Corporation, including but not limited to, (i) whether to increase or decrease (but not below the number of shares then outstanding) the number of authorized shares of Class A Common Stock, (ii) whether to increase or decrease the number of issued and outstanding shares of Class A Common Stock; and (iii) whether to increase or decrease the number of authorized shares of any class or series of the capital stock of the Corporation which shall adversely alter or change any preference or any relative or other right given to shares of Class A Common Stock.

(b) Dividends. Subject to the rights and preferences of the Preferred Stock set forth in this Article 5 and in any resolution or resolutions providing for the issuance of such stock as set forth in Section (2) of this Article 3, the holders of Class A Common Stock and Class B Common Stock shall be entitled to receive ratably such dividends as may from time to time be declared by the Board of Directors out of funds legally available therefore, and as specifically permitted pursuant to Nevada Revised Statutes §78.288, the Corporation may make a distribution (including dividends on, or redemptions or repurchases of shares of its capital stock) even if, after giving effect to such distribution, the total assets of the Corporation would be less than the sum of its total liabilities plus the amount that would be needed at the time of a dissolution to satisfy the preferential rights of any preferred shareholders.

(c) Distribution of Assets Upon Liquidation. In the event the Corporation shall be liquidated, dissolved or wound up, whether voluntarily or involuntarily, after there shall have been paid or set aside for the holders of all shares of the Preferred Stock then outstanding the full preferential amounts to which they are entitled under this Article 3 or the resolutions, as the case may be, authorizing the issuance of such Preferred Stock, the net assets of the Corporation remaining thereafter shall be divided ratably among the holders of Class A Common Stock and Class B Common Stock.

(d) Split, Subdivision or Combination. If the Corporation shall in any manner split, subdivide or combine the outstanding shares of Class A Common Stock or Class B Common Stock, the outstanding shares of the other class of Common Stock shall be proportionally split, subdivided or combined in the same manner and on the same basis as the outstanding shares of the other class of Common Stock have been split, subdivided or combined.

(e) Conversion. So long as there are 1,000 shares of Class B Common Stock outstanding, each record holder of shares of Class B Common Stock may convert any or all of such shares into an equal number of shares of Class A Common Stock by surrendering the certificates for such shares, accompanied by payment of documentary, stamp or similar issue or transfer taxes, if any, along with a written notice by such record holder to the Corporation stating that such record holder desires to convert such shares into the same number of shares of Class A Common Stock and requesting that the Corporation issue all of such Class A Common Stock to the persons named therein, setting forth the number of shares of Class A Common Stock to be issued to each such person and the denominations in which the certificates therefor are to be issued.

(3) Powers and Rights of the Preferred Stock. The Preferred Stock may be issued from time to time in one or more series, with such distinctive serial designations as may be stated or expressed in the resolution or resolutions providing for the issue of such stock adopted from time to time by the Board of Directors; and in such resolution or resolutions providing for the issuance of shares of each particular series, the Board of Directors is also expressly authorized to fix: the right to vote, if any; the consideration for which the shares of such series are to be issued; the number of shares constituting such series, which number may be increased (except as otherwise fixed by the Board of Directors) or decreased (but not below the number of shares thereof then outstanding) from time to time by action of the Board of Directors; the rate of dividends upon which and the times at which dividends on shares of such series shall be payable and the preference, if any, which such dividends shall have relative to dividends on shares of any other class or classes or any other series of stock of the Corporation; whether such dividends shall be cumulative or noncumulative, and, if cumulative, the date or dates from which dividends on shares of such series shall be cumulative; the rights, if any, which the holders of shares of such series shall have in the event of any voluntary or involuntary liquidation, merger, consolidation, distribution or sale of assets, dissolution or winding up of the affairs of the Corporation; the rights, if any, which the holders of shares of such series shall have to convert such shares into or exchange such shares for shares of any other class or classes or any other series of stock of the Corporation or for any debt securities of the Corporation and the terms and conditions, including, without limitation, price and rate of exchange, of such conversion or exchange;

whether shares of such series shall be subject to redemption, and the redemption price or prices and other terms of redemption, if any, for shares of such series including, without limitation, a redemption price or prices payable in shares of Class A Common Stock or Class B Common Stock; the terms and amounts of any sinking fund for the purchase or redemption of shares of such series; and any and all other powers, preferences and relative, participating, optional or other special rights and qualifications, limitations or restrictions thereof pertaining to shares of such series permitted by law.

(4) Issuance of Class A Common Stock, Class B Common Stock and Preferred Stock. The Board of Directors of the Corporation may from time to time authorize by resolution the issuance of any or all shares of Class A Common Stock, Class B Common Stock and Preferred Stock herein authorized in accordance with the terms and conditions set forth in these Articles of Incorporation for such purposes, in such amounts, to such persons, corporations, or entities, for such consideration, and in the case of the Preferred Stock, in one or more series, all as the Board of Directors in its discretion may determine and without any vote or other action by any of the stockholders of the Corporation, except as otherwise required by law. No holder of any stock of the Corporation of any class or series now or hereafter authorized, shall, as such holder, be entitled as of right to purchase or subscribe for any shares of stock of the Corporation of any class or any series now or hereafter authorized, or any securities convertible into or exchangeable for any such shares, or any warrants, options, rights or other instruments evidencing rights to subscribe for, or purchase, any such shares, whether such shares, securities, warrants, options, rights or other instruments be unissued or issued and thereafter acquired by the Corporation.

ARTICLE 4
SHAREHOLDERS’ RESTRICTIVE AGREEMENT

Shares of stock of this Corporation may be subject to a Shareholders’ Restrictive Agreement containing numerous restrictions on the rights of shareholders of the Corporation and transferability of the shares of stock of the Corporation. A copy of the Shareholders’ Restrictive Agreement, if any, is on file at the principal office of the Corporation.

ARTICLE 5
ACQUISITION OF CONTROLLING INTEREST AND
COMBINATIONS WITH INTERESTED STOCKHOLDERS

The Corporation expressly elects to be governed by Nevada Revised Statutes § 78.378 to 78.3793, inclusive, and Nevada Revised Statutes § 78.411 to 78.444, inclusive, as the same may be in effect from time to time, regarding acquisition of controlling interest and combinations with interested stockholders, respectively.

ARTICLE 6
TERM OF EXISTENCE

This Corporation shall have perpetual existence.

ARTICLE 7
REGISTERED OWNER(S)

The Corporation, to the extent permitted by law, shall be entitled to treat each “Stockholder of Record” as defined in Nevada Revised Statutes §78.010  1(j) as the same may be amended from time to time as the owner thereto, for all purposes, and except as may be agreed in writing by the Corporation, the Corporation shall not be bound to recognize any equitable or other claim to, or interest in such share or right on the part of any other person, whether or not the Corporation shall have notice thereof.

ARTICLE 8
BYLAWS

The Board of Director(s) of the Corporation shall have exclusive power, without the assent or vote of the shareholders, to adopt, amend or repeal the Bylaws of the Corporation, but the affirmative vote of a number of Directors equal to a majority of the number who would constitute a full Board of Director(s) at the time of such action shall be necessary to take any action for the adoption, amendment or repeal of the Bylaws.

ARTICLE 9
AMENDMENT

The Corporation reserves the right to amend, alter, change or repeal any provision contained in these Articles of Incorporation, or in any amendment hereto, or to add any provision to these Articles of Incorporation or to any amendment hereto, in any manner now or hereafter prescribed or permitted by the applicable provisions of Nevada Revised Statutes §78.010 et seq. as the same may be in effect from time to time, and all rights conferred upon shareholders in these Articles of Incorporation or any amendment hereto are granted subject to this reservation.

ARTICLE 10
LIMITATION OF LIABILITY

No director or officer of the Corporation shall be individually liable to the Corporation or its stockholders or creditors for any damages as a result of any act or failure to act in his or her capacity as a director or officer except to the extent that Nevada law, as the same may be in effect from time to time, provides that such liability may not be eliminated. Any repeal or modification of this Article 10 shall not adversely affect any right or protection of a director or officer under this Article 10, as in effect immediately prior to such repeal or modification, with respect to any liability that would have accrued, but for this Article 10, prior to such repeal or modification.

ARTICLE 11
INDEMNIFICATION

The Corporation shall, to the fullest extent permitted by Nevada law as the same may be in effect from time to time, indemnify any person against all liability and expense (including attorneys’ fees) incurred by reason of the fact that he or she is or was a director or officer of the Corporation or, while serving as a director or officer of the Corporation, he or she is or was serving at the request of the Corporation as a director, officer, partner or trustee of, or in any similar managerial or fiduciary position of, or as an employee or agent of, another corporation, partnership, joint venture, trust, association or other entity. Expenses (including attorneys’ fees) incurred in defending an action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding to the full extent and under the circumstances permitted by Nevada law. The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation against any liability asserted against and incurred by such person in any such capacity or arising out of such person’s position, whether or not the Corporation would have the power to indemnify against such liability under the provisions of this Article 11. The indemnification provided by this Article 11 shall not be deemed exclusive of any other rights to which those indemnified may be entitled under these Articles of Incorporation, any bylaw, agreement, vote of stockholders or disinterested directors, statute or otherwise, and shall inure to the benefit of their heirs, executors and administrators. The provisions of this Article 11 shall not be deemed to preclude the Corporation from indemnifying other persons from similar or other expenses and liabilities as the Board of Directors or the stockholders may determine in a specific instance or by resolution of general application.

ARTICLE 12
ELECTION OF DIRECTORS

(1)  Number of Directors. The number of directors of the Corporation shall be fixed from time to time in the manner provided in the bylaws and may be increased or decreased from time to time in the manner provided in the bylaws of the Corporation.

(2) Election of Directors. Election of directors need not be by written ballot except and to the extent provided in the bylaws of the Corporation.

(3) Quorum. A quorum of the Board of Directors for the transaction of business shall consist of not less than a majority of the total number of directors, except as may be provided in the bylaws with respect to filling vacancies.

ARTICLE 13
INTERESTED DIRECTORS OR OFFICERS

The Corporation shall have authority, to the fullest extent now or hereafter permitted by Nevada Revised Statutes §78.140 as the same may be in effect from time to time, to enter into any contract or transaction with one or more of its directors or officers, or with any corporation, partnership, joint venture, trust, association or other entity in which one or more of its directors or officers are directors or officers, or have a financial interest, notwithstanding such relationships and notwithstanding the fact that the director or officer is present at or participates in the meeting of the Board of Directors or committee thereof which authorizes the contract or transaction.

2. These Amended and Restated Articles of Incorporation have been duly adopted in accordance with the provisions of Nevada Revised Statutes §78.390 and §78.403.

3. The Capital of the Corporation will not be reduced under or by reason of any amendment herein certified.

  IN WITNESS WHEREOF, Bedminster National Corp. has caused these Amended and Restated Articles of Incorporation to be signed by its President this 24th day of October, 2006.

/s/ Paul Patrizio
Paul Patrizio
President

EXHIBIT B

AMENDED AND RESTATED
BYLAWS
OF
BEDMINSTER NATIONAL CORP.

A Nevada Corporation
As of October 20, 2006

ARTICLE I
Meetings of Stockholders

Section 1.1   Time and Place. Any meeting of the stockholders may be held at such time and such place, either within or without the State of Nevada, as shall be designated from time to time by resolution of the board of directors or as shall be stated in a duly authorized notice of the meeting.

Section 1.2  Annual Meeting. The annual meeting of the stockholders shall be held on the date and at the time fixed, from time to time, by the board of directors. The annual meeting shall be for the purpose of electing a board of directors and transacting such other business as may properly be brought before the meeting.

Section 1.3   Special Meetings. Special meetings of the stockholders, for any purpose or purposes, unless otherwise prescribed by statute or by the articles of incorporation, may be called by the president and shall be called by the president or secretary if requested in writing by the holders of not less than one-tenth (1/10) of all the shares entitled to vote at the meeting. Such request shall state the purpose or purposes of the proposed meeting.

Section 1.4   Notices. Written notice stating the place, date and hour of the meeting and, in case of a special meeting, the purpose or purposes for which the meeting is called, shall be given not less than ten nor more than sixty days before the date of the meeting, except as otherwise required by statute or the articles of incorporation, either personally, by mail or by a form of electronic transmission consented to by the stockholder, to each stockholder of record entitled to vote at such meeting. If mailed, such notice shall be deemed to be given when deposited in the official government mail of the United States or any other country, postage prepaid, addressed to the stockholder at his address as it appears on the stock records of the Corporation. If given personally or otherwise than by mail, such notice shall be deemed to be given when either handed to the stockholder or delivered to the stockholder’s address as it appears on the records of the Corporation.

Section 1.5   Record Date. In order that the Corporation may determine the stockholders entitled to notice of or to vote at any meeting, or at any adjournment of a meeting, of stockholders; or entitled to receive payment of any dividend or other distribution or allotment of any rights; or entitled to exercise any rights in respect of any change, conversion, or exchange of stock; or for the purpose of any other lawful action; the board of directors may fix, in advance, a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for determining the stockholders entitled to notice of or to vote at any meeting of the stockholders or any adjournment thereof shall not be more than sixty nor less than ten days before the date of such meeting. The record date for determining the stockholders entitled to consent to corporate action in writing without a meeting shall not be more than ten days after the date upon which the resolution fixing the record date is adopted by the board of directors. The record date for any other action shall not be more than sixty days prior to such action. If no record date is fixed, (i) the record date for determining stockholders entitled to notice of or to vote at any meeting shall be at the close of business on the day next preceding the day on which notice is given or, if notice is waived by all stockholders, at the close of business on the day next preceding the day on which the meeting is held; (ii) the record date for determining stockholders entitled to express consent to corporate action in writing without a meeting, when no prior action by the board of directors is required, shall be the first date on which a signed written consent setting forth the action taken or to be taken is delivered to the Corporation and, when prior action by the board of directors is required, shall be at the close of business on the day on which the board of directors adopts the resolution taking such prior action; and (iii) the record date for determining stockholders for any other purpose shall be at the close of business on the day on which the board of directors adopts the resolution relating to such other purpose.

A determination of stockholders of record entitled to notice of or to vote at a meeting of stockholders shall apply to any adjournment of the meeting; provided, however, that the board of directors may fix a new record date for the adjourned meeting.

Section 1.6   Voting List. If the Corporation shall have more than five (5) shareholders, the secretary shall prepare and make, at least ten days before every meeting of stockholders, a complete list of the stockholders entitled to vote at the meeting, arranged in alphabetical order and showing the address and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of at least ten days prior to the meeting, at the Corporation’s principal offices. The list shall be produced and kept at the place of the meeting during the whole time thereof and may be inspected by any stockholder who is present.

Section 1.7   Quorum. The holders of a majority of the stock issued and outstanding and entitled to vote at the meeting, present in person or represented by proxy, shall constitute a quorum at all meetings of the stockholders for the transaction of business, except as otherwise provided by statute or by the articles of incorporation. If, however, such a quorum shall not be present at any meeting of stockholders, the stockholders entitled to vote, present in person or represented by proxy, shall have the power to adjourn the meeting from time to time, without notice if the time and place are announced at the meeting, until a quorum shall be present. At such adjourned meeting at which a quorum shall be present, any business may be transacted which might have been transacted at the original meeting. If the adjournment is for more than thirty days or if after the adjournment a new record date is fixed for the adjourned meeting, a notice of the adjourned meeting shall be given to each stockholder of record entitled to vote at the meeting.

Section 1.8   Voting and Proxies. At every meeting of the stockholders, each stockholder shall be entitled to one vote, in person or by proxy, for each share of the capital stock having voting power held by such stockholder, but no proxy shall be voted on after six months from its date unless the proxy provides for a longer period, which may not exceed seven years. When a specified item of business is required to be voted on by a class or series of stock, the holders of a majority of the shares of such class or series shall constitute a quorum for the transaction of such item of business by that class or series. If a quorum is present at a properly held meeting of the shareholders, the affirmative vote of the holders of a majority of the shares represented in person or by proxy and entitled to vote on the subject matter under consideration, shall be the act of the shareholders, unless the vote of a greater number or voting by classes (i) is required by the articles of incorporation, or (ii) has been provided for in an agreement among all shareholders entered into pursuant to and enforceable under Nevada Revised Statutes §78.365.

Section 1.9   Waiver. Attendance of a stockholder of the Corporation, either in person or by proxy, at any meeting, whether annual or special, shall constitute a waiver of notice of such meeting, except where a stockholder attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice of any such meeting signed by a stockholder or stockholders entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to notice. Neither the business to be transacted at, nor the purpose of, any meeting need be specified in any written waiver of notice.

Section 1.10 Stockholder Action Without a Meeting. Except as may otherwise be provided by any applicable provision of the Nevada Revised Statutes, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent thereto is signed by stockholders holding at least a majority of the voting power; provided that if a different proportion of voting power is required for such an action at a meeting, then that proportion of written consents is required. In no instance where action is authorized by written consent need a meeting of stockholders be called or noticed.

ARTICLE II
Directors

Section 2.1   Number. The number of directors shall be one or more, as fixed from time to time by resolution of the board of directors; provided, however, that the number of directors shall not be reduced so as to shorten the tenure of any director at the time in office. The initial number of directors shall be one.

Section 2.2   Elections. Except as provided in Section 2.3 of this Article II, the board of directors shall be elected at the annual meeting of the stockholders or at a special meeting called for that purpose. Each director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

Section 2.3   Vacancies. Any vacancy occurring on the board of directors and any directorship to be filled by reason of an increase in the board of directors may be filled by the affirmative vote of a majority of the remaining directors, although less than a quorum, or by a sole remaining director. Such newly elected director shall hold such office until his successor is elected and qualified or until his earlier resignation or removal.

Section 2.4   Meetings. The board of directors may, by resolution, establish a place and time for regular meetings which may be held without call or notice.

Section 2.5   Notice of Special Meetings. Special meetings may be called by the chairman, the president or any two members of the board of directors. Notice of special meetings shall be given to each member of the board of directors: (i) by mail by the secretary, the chairman or the members of the board calling the meeting by depositing the same in the official government mail of the United States or any other country, postage prepaid, at least seven days before the meeting, addressed to the director at the last address he has furnished to the Corporation for this purpose, and any notice so mailed shall be deemed to have been given at the time when mailed; or (ii) in person, by telephone or by electronic transmission addressed as stated above at least forty-eight hours before the meeting, and such notice shall be deemed to have been given when such personal or telephone conversation occurs or at the time when such electronic transmission is delivered to such address.

Section 2.6   Quorum. At all meetings of the board, a majority of the total number of directors shall constitute a quorum for the transaction of business, and the act of a majority of the directors present at any meeting at which a quorum is present shall be the act of the board of directors, except as otherwise specifically required by statute, the articles of incorporation or these bylaws. If less than a quorum is present, the director or directors present may adjourn the meeting from time to time without further notice. Voting by proxy is not permitted at meetings of the board of directors.

Section 2.7   Waiver. Attendance of a director at a meeting of the board of directors shall constitute a waiver of notice of such meeting, except where a director attends a meeting for the express purpose of objecting, at the beginning of the meeting, to the transaction of any business because the meeting is not lawfully called or convened. A written waiver of notice signed by a director or directors entitled to such notice, whether before, at or after the time for notice or the time of the meeting, shall be equivalent to the giving of such notice.

Section 2.8   Action Without Meeting. Any action required or permitted to be taken at a meeting of the board of directors may be taken without a meeting if a consent in writing setting forth the action so taken shall be signed by all of the directors and filed with the minutes of proceedings of the board of directors. Any such consent may be in counterparts and shall be effective on the date of the last signature thereon unless otherwise provided therein.

Section 2.9   Attendance by Telephone. Members of the board of directors may participate in a meeting of such board by means of conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation in a meeting shall constitute presence in person at such meeting.

ARTICLE III
Officers

Section 3.1   Election. The Corporation shall have such officers, with such titles and duties, as the board of directors may determine by resolution, which must include a chairman of the board, a president, a secretary and a treasurer and may include one or more vice presidents and one or more assistants to such officers. The officers shall in any event have such titles and duties as shall enable the Corporation to sign instruments and stock certificates complying with Section 6.1 of these bylaws, and one of the officers shall have the duty to record the proceedings of the stockholders and the directors in a book to be kept for that purpose. The officers shall be elected by the board of directors; provided, however, that the chairman may appoint one or more assistant secretaries and assistant treasurers and such other subordinate officers as he deems necessary, who shall hold their offices for such terms and shall exercise such powers and perform such duties as are prescribed in the bylaws or as may be determined from time to time by the board of directors or the chairman. Any two or more offices may be held by the same person.

Section 3.2   Removal and Resignation. Any officer elected or appointed by the board of directors may be removed at any time by the affirmative vote of a majority of the board of directors. Any officer appointed by the chairman may be removed at any time by the board of directors or the chairman. Any officer may resign at any time by giving written notice of his resignation to the chairman or to the secretary, and acceptance of such resignation shall not be necessary to make it effective unless the notice so provides. Any vacancy occurring in any office of chairman of the board, president, vice president, secretary or treasurer shall be filled by the board of directors. Any vacancy occurring in any other office may be filled by the chairman.

Section 3.3   Chairman of the Board. The chairman of the board shall preside at all meetings of shareholders and of the board of directors, and shall have the powers and perform the duties usually pertaining to such office, and shall have such other powers and perform such other duties as may be from time to time prescribed by the board of directors..

Section 3.4   President. The president shall be the chief executive officer of the Corporation, and shall have general and active management of the business and affairs of the Corporation, under the direction of the board of directors. Unless the board of directors has appointed another presiding officer, the president shall preside at all meetings of the shareholders.

Section 3.5   Vice President. The vice president or, if there is more than one, the vice presidents in the order determined by the board of directors or, in lieu of such determination, in the order determined by the president, shall be the officer or officers next in seniority after the president. Each vice president shall also perform such duties and exercise such powers as are appropriate and such as are prescribed by the board of directors or, in lieu of or in addition to such prescription, such as are prescribed by the president from time to time. Upon the death, absence or disability of the president, the vice president or, if there is more than one, the vice presidents in the order determined by the board of directors or, in lieu of such determination, in the order determined by the president, or, in lieu of such determination, in the order determined by the chairman, shall be the officer or officers next in seniority after the president. in the order determined by the and shall perform the duties and exercise the powers of the president.

Section 3.6   Assistant Vice President. The assistant vice president, if any, or, if there is more than one, the assistant vice presidents shall, under the supervision of the president or a vice president, perform such duties and have such powers as are prescribed by the board of directors, the president or a vice president from time to time.

Section 3.7   Secretary. The secretary shall give, or cause to be given, notice of all meetings of the stockholders and special meetings of the board of directors, keep the minutes of such meetings, have charge of the corporate seal and stock records, be responsible for the maintenance of all corporate files and records and the preparation and filing of reports to governmental agencies (other than tax returns), have authority to affix the corporate seal to any instrument requiring it (and, when so affixed, attest it by his signature), and perform such other duties and have such other powers as are appropriate and such as are prescribed by the board of directors or the president from time to time.

Section 3.8   Assistant Secretary. The assistant secretary, if any, or, if there is more than one, the assistant secretaries in the order determined by the board of directors or, in lieu of such determination, by the president or the secretary shall, in the absence or disability of the secretary or in case such duties are specifically delegated to him by the board of directors, the chairman, or the secretary, perform the duties and exercise the powers of the secretary and shall, under the supervision of the secretary, perform such other duties and have such other powers as are prescribed by the board of directors, the chairman, or the secretary from time to time.

Section 3.9   Treasurer. The treasurer shall have control of the funds and the care and custody of all the stocks, bonds and other securities of the Corporation and shall be responsible for the preparation and filing of tax returns. He shall receive all moneys paid to the Corporation and shall have authority to give receipts and vouchers, to sign and endorse checks and warrants in its name and on its behalf, and give full discharge for the same. He shall also have charge of the disbursement of the funds of the Corporation and shall keep full and accurate records of the receipts and disbursements. He shall deposit all moneys and other valuable effects in the name and to the credit of the Corporation in such depositories as shall be designated by the board of directors and shall perform such other duties and have such other powers as are appropriate and such as are prescribed by the board of directors or the president from time to time.

Section 3.10   Assistant Treasurer. The assistant treasurer, if any, or, if there is more than one, the assistant treasurers in the order determined by the board of directors or, in lieu of such determination, by the chairman or the treasurer shall, in the absence or disability of the treasurer or in case such duties are specifically delegated to him by the board of directors, the chairman or the treasurer, perform the duties and exercise the powers of the treasurer and shall, under the supervision of the treasurer, perform such other duties and have such other powers as are prescribed by the board of directors, the president or the treasurer from time to time.

Section 3.11   Compensation. Officers shall receive such compensation, if any, for their services as may be authorized or ratified by the board of directors. Election or appointment as an officer shall not of itself create a right to compensation for services performed as such officer.

ARTICLE IV
Committees

Section 4.1   Designation of Committees. The board of directors may establish committees for the performance of delegated or designated functions to the extent permitted by law, each committee to consist of one or more directors of the Corporation, and if the board of directors so determines, one or more persons who are not directors of the Corporation. In the absence or disqualification of a member of a committee, the member or members thereof present at any meeting and not disqualified from voting, whether or not he or they constitute a quorum, may unanimously appoint another member of the board of directors to act at the meeting in the place of such absent or disqualified member.

Section 4.2   Committee Powers and Authority. The board of directors may provide, by resolution or by amendment to these bylaws, for an Executive Committee to consist of one or more directors of the Corporation (but no persons who are not directors of the Corporation) that may exercise all the power and authority of the board of directors in the management of the business and affairs of the Corporation, and may authorize the seal of the Corporation to be affixed to all papers which may require it; provided, however, that an Executive Committee may not exercise the power or authority of the board of directors in reference to amending the articles of incorporation (except that an Executive Committee may, to the extent authorized in the resolution or resolutions providing for the issuance of shares of stock adopted by the board of directors, pursuant to Article 3(3) of the articles of incorporation, fix the designations and any of the preferences or rights of shares of preferred stock relating to dividends, redemption, dissolution, any distribution of property or assets of the Corporation, or the conversion into, or the exchange of shares for, shares of any other class or classes or any other series of the same or any other class or classes of stock of the Corporation or fix the number of shares of any series of stock or authorize the increase or decrease of the shares of any series), adopting an agreement of merger or consolidation, recommending to the stockholders the sale, lease, or exchange of all or substantially all of the Corporation’s property and assets, recommending to the stockholders a dissolution of the Corporation or a revocation of a dissolution, or amending these bylaws; and, unless the resolution expressly so provides, no an Executive Committee shall have the power or authority to declare a dividend or to authorize the issuance of stock.

Section 4.3   Committee Procedures. To the extent the board of directors or the committee does not establish other procedures for the committee, each committee shall be governed by the procedures established in Section 2.4 (except as they relate to an annual meeting of the board of directors) and Sections 2.5, 2.6, 2.7, 2.8 and 2.9 of these bylaws, as if the committee were the board of directors.

ARTICLE V
Indemnification

Section 5.1   Expenses for Actions Other Than By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Corporation) by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with which action, suit or proceeding, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, that he had reasonable cause to believe that his conduct was unlawful.

Section 5.2  Expenses for Actions By or In the Right of the Corporation. The Corporation shall indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director or officer of the Corporation, or, while a director or officer of the Corporation, is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit, if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the Corporation unless and only to the extent that the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the court shall deem proper.

Section 5.3   Successful Defense. To the extent that any person referred to in the preceding two sections of this Article V has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in such sections, or in defense of any claim issue, or matter therein, he shall be indemnified against expenses (including attorneys’ fees) actually and reasonably incurred by him in connection therewith.

Section 5.4   Determination to Indemnify. Any indemnification under the first two sections of this Article V (unless ordered by a court) shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director or officer is proper in the circumstances because he has met the applicable standard of conduct set forth therein. Such determination shall be made (i) by the stockholders, (ii) by the board of directors by majority vote of a quorum consisting of directors who were not parties to such action, suit or proceeding, or (iii) if such quorum is not obtainable or, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion.

Section 5.5   Expense Advances. Expenses incurred by an officer or director in defending any civil or criminal action, suit or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of the director or officer to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Corporation as authorized in this Article V.

Section 5.6   Provisions Nonexclusive. The indemnification and advancement of expenses provided by, or granted pursuant to, the other sections of this Article V shall not be deemed exclusive of any other rights to which any person seeking indemnification or advancement of expenses may be entitled under the articles of incorporation or under any other bylaw, agreement, insurance policy, vote of stockholders or disinterested directors, statute or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office.

Section 5.7   Insurance. By action of the board of directors, notwithstanding any interest of the directors in the action, the Corporation shall have power to purchase and maintain insurance, in such amounts as the board of directors deems appropriate, on behalf of any person who is or was a director or officer of the Corporation, or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not he is indemnified against such liability or expense under the provisions of this Article V and whether or not the Corporation would have the power or would be required to indemnify him against such liability under the provisions of this Article V or of the Nevada Revised Statutes §78.7502; §78.751 or §78.752 or by any other applicable law.

Section 5.8   Surviving Corporation. The board of directors may provide by resolution that references to “the Corporation” in this Article V shall include, in addition to this Corporation, all constituent corporations absorbed in a merger with this Corporation so that any person who was a director or officer of such a constituent corporation or is or was serving at the request of such constituent corporation as a director, employee or agent of another corporation, partnership, joint venture, trust, association or other entity shall stand in the same position under the provisions of this Article V with respect to this Corporation as he would if he had served this Corporation in the same capacity or is or was so serving such other entity at the request of this Corporation, as the case may be.

Section 5.9   Inurement. The indemnification and advancement of expenses provided by, or granted pursuant to, this Article V shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors, and administrators of such person.

Section 5.10   Employees and Agents. To the same extent as it may do for a director or officer, the Corporation may indemnify and advance expenses to a person who is not and was not a director or officer of the Corporation but who is or was an employee or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, association or other enterprise.

ARTICLE VI
Stock

Section 6.1   Certificates. Every holder of stock in the Corporation represented by certificates and, upon request, every holder of uncertificated shares shall be entitled to have a certificate, signed by or in the name of the Corporation by the President or chairman of the board of directors, or a vice president, and by the secretary or an assistant secretary, or the treasurer or an assistant treasurer of the Corporation, certifying the number of shares owned by him in the Corporation.

Section 6.2   Facsimile Signatures. Where a certificate of stock is countersigned (i) by a transfer agent other than the Corporation or its employee or (ii) by a registrar other than the Corporation or its employee, any other signature on the certificate may be facsimile. In case any officer, transfer agent or registrar who has signed, or whose facsimile signature or signatures have been placed upon, any such certificate shall cease to be such officer, transfer agent or registrar, whether because of death, resignation or otherwise, before such certificate is issued, the certificate may nevertheless be issued by the Corporation with the same effect as if he were such officer, transfer agent or registrar at the date of issue.

Section 6.3   Transfer of Stock. Transfers of shares of stock of the Corporation shall be made on the books of the Corporation only upon presentation of the certificate or certificates representing such shares properly endorsed or accompanied by a proper instrument of assignment, except as may otherwise be expressly provided by the laws of the State of Nevada or by order by a court of competent jurisdiction. The officers or transfer agents of the Corporation may, in their discretion, require a signature guaranty before making any transfer.

Section 6.4   Lost Certificates. The board of directors may direct that a new certificate of stock be issued in place of any certificate issued by the Corporation that is alleged to have been lost, stolen or destroyed, upon the making of an affidavit of that fact by the person claiming the certificate to be lost, stolen, or destroyed. When authorizing such issue of a new certificate, the board of directors may, in its discretion and as a condition precedent to the issuance of a new certificate, require the owner of such lost, stolen, or destroyed certificate, or his legal representative, to give the Corporation a bond in such sum as it may reasonably direct as indemnity against any claim that may be made against the Corporation on account of the alleged loss, theft or destruction of any such certificate or the issuance of such new certificate.

ARTICLE VII
Seal

The board of directors may, but are not required to, adopt and provide a common seal or stamp which, when adopted, shall constitute the corporate seal of the Corporation. The seal may be used by causing it or a facsimile thereof to be impressed or affixed or manually reproduced.

ARTICLE VIII
Fiscal Year

The board of directors, by resolution, may adopt a fiscal year for the Corporation.

ARTICLE IX
Amendment

These bylaws may at any time and from time to time be amended, altered or repealed exclusively by the board of directors, as provided in the articles of incorporation. .